Pioneering WEE1 Inhibition to Deliver More Convenient, Targeted Cancer Care Corporate Presentation | November 2026 Nasdaq: ZNTL

Zentalis Pharmaceuticals, Inc. (“we,” “us,” “our,” “Zentalis” or the “Company”) cautions that this presentation (including oral commentary that accompanies this presentation) contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the continued development of azenosertib, including the Company’s strategy to focus on bringing azenosertib to patients with PROC who are Cyclin E1-positive and the potential opportunities for azenosertib as a monotherapy and in combination in other indications and in other tumor types, including in earlier lines of ovarian cancer, triple-negative breast cancer and other tumor types; the clinical and therapeutic potential of azenosertib; the potential for azenosertib (ZN-c3) to be the first, oral, non- chemotherapy for ~50% of PROC patients; the market opportunity for azenosertib, including the opportunity in biomarker selected (Cyclin E1-positive) PROC patients and the potential size of the patient population; the potential for the opportunity for azenosertib to be broad/expansive; the potential for Cyclin E1 to serve as a predictive biomarker for response to azenosertib; the Company’s projected cash runway; planned clinical trials for our product candidates; the potential benefits of azenosertib, including compared to available therapies and therapies in development (not head-to-head comparisons); the potential unmet need in a particular indication and/or patient population; the timing and content of the Company’s anticipated milestones, including the completion of enrollment in all cohorts of DENALI Part 2 and the topline readout; and the Company’s planned regulatory strategy for azenosertib and the timing thereof, including the potential for DENALI Part 2 to support an accelerated approval and the potential for ASPENOVA to support a full approval; as well as statements that include the words such as “anticipate,” “beyond,” “design,” “estimate,” “expect,” “forward,” “intent,” “milestone,” “ongoing,” “opportunity,” “path,” “plan,” “potential,” “predictive,” “projected,” “strategy,” "support," “will” and similar statements of a future or forward-looking nature. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our limited operating history, which may make it difficult to evaluate our current business and predict our future success and viability; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; our plans, including the costs thereof, of development of a companion diagnostic; the outcome of early clinical trials may not be predictive of the success of later clinical trials; failure to identify additional product candidates and develop or commercialize marketable products; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; failure to obtain U.S. or international marketing approval; azenosertib and any future product candidates may cause serious adverse side effects; the interim and preliminary data from our clinical trials may change as more patient data becomes available, and are subject to audit and verification procedures that could result in material changes in the final data; if our confirmatory trials do not verify clinical benefit, the FDA may seek to withdraw accelerated approval; our ability to establish effective sales or marketing capabilities; our reliance on third parties; the interim, initial, “line,” and preliminary data from our clinical trials may change as more patient data becomes available, and are subject to audit and verification procedures that could result in material changes in the final data; our reliance on third parties; effects of significant competition; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; our ability to attract, retain and motivate qualified personnel, and risks relating to management transitions; and significant costs as a result of operating as a public company. Other risks and uncertainties include those identified under the caption “Risk Factors” in our most recently filed periodic reports on Forms 10-K and 10-Q and subsequent filings with the U.S. Securities and Exchange Commission in the future could cause such forward-looking statements represent management’s estimates as of the date of this presentation. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. While we may elect to update these forward-looking statements at some point in the future, we assume no obligation to update or revise any forward-looking statements except to the extent required by applicable actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any law. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Neither we nor our affiliates, advisors or representatives makes any representation as to the accuracy or completeness of that data or undertake to update such data after the date of this presentation. Statements such as “not head-to-head,” “direct cross-study comparison not intended” and similar references indicate that no head-to-head clinical trial has been conducted evaluating azenosertib against the indicated therapies. Notable differences exist between the Company’s trial designs, conditions under study and subject characteristics as compared to the evaluated third party results and caution should be exercised when comparing data across these studies. ZENTALIS® and its associated logos are trademarks of Zentalis and/or its affiliates. All other trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. All website addresses given in this presentation are for information only and are not intended to be an active link or to incorporate any website information into this document. Azenosertib is an investigational drug and has not yet been approved by the U.S. Food and Drug Administration or any other regulatory authority. Forward Looking Statements and Disclaimer

A Focused Strategy to Address Critical Unmet Need in Ovarian Cancer and Beyond Initial focus to address ~20,000 Cyclin E1-positive PROC patients^, a poor prognostic biomarker population, with no specifically targeted treatment options Abbreviations: PROC = platinum-resistant ovarian cancer; ADC = anti-body drug conjugate; TNBC = triple-negative breast cancer ^ Based on 2025 Decision Resource estimates in US, EU4 (France, Germany, Italy, Spain), UK, and Japan † Cash, cash equivalents and marketable securities as of 9/30/26; Shares outstanding as of September 30, 2026 = 98.3M 3 As the potential first-in-class oral, non-chemotherapy, non-ADC oral investigational therapy in pivotal development specifically for Cyclin E1-positive PROC patients, azenosertib represents a clinically meaningful option in an evolving treatment landscape Meaningful survival, duration and response rates from DENALI Part 1b presented at ESMO 2026 strengthen the profile of azenosertib and support complementary DENALI and ASPENOVA development strategy to seek approval and bring azenosertib to Cyclin E1-positive PROC patients as soon as possible Establishing azenosertib's potential as a targeted therapy across tumor types where WEE1 inhibition may enhance the benefit of standard-of-care therapies: MUIR is ongoing, evaluating azenosertib in combination with bevacizumab in platinum-sensitive ovarian cancer. Actively planning a combination clinical study in triple-negative breast cancer Resourced to execute with ~$229M cash† providing runway into 1H 2028 and industry-leading WEE1 expertise and proven leadership

A Focused Pipeline Prioritizing Cyclin E1-Positive PROC With Potential for Franchise Expansion

DENALI Part 2 topline readout expected 1H2027; combinations in PSOC maintenance and expanding into TNBC

TRIAL	DEVELOPMENT APPROACH	PHASE 1	PHASE 2	PHASE 3	STATUS
Cyclin E1-Positive PROC Monotherapy (lead indication)					
DENALI	**DENALI Part 1b** Demonstrated Cyclin E1 overexpression as biomarker predicting response to azenosertib	Ongoing / completed (through Phase 2)			Completed Data presented at ESMO 2026
DENALI	**DENALI Part 2a + 2b + 2c** Registration-intended Cyclin E1-Positive *FDA Fast Track Designation*	Ongoing / completed (through Phase 2)			Topline Readout Expected 1H2027 Parts 2a&b enrollment complete; Part 2c enrollment scheduled to complete in Nov 2026
ASPENOVA	**Azenosertib vs. SOC chemo** Randomized, confirmatory trial Cyclin E1-Positive	Ongoing / completed (through Phase 3)			First Patient Dosed Q2 2026 Enrolling
Ovarian Cancer Combination Therapy					
MUIR*	**Part 2:** Azenosertib + bevacizumab (1L/2L PSOC maintenance therapy) **Part 1:** Azenosertib + multiple chemo backbones (in PROC, completed)	Ongoing / completed (Phase 1)			Ongoing Part 2 Enrolling
TNBC Combination Therapy					
TNBC Study	Azenosertib combination clinical study	Planned (Phase 1)			Actively planning

Legend: Ongoing / completed; Planned

Abbreviations: PROC = platinum-resistant ovarian cancer; SOC = standard-of-care; 1L = first line; 2L = second line; PSOC = platinum-sensitive ovarian cancer; TNBC = triple-negative breast cancer

* Also known as ZN-c3-002

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~50% of PROC Patients Are Cyclin E1-Positive With No Approved, Specifically Targeted Therapy

The Unmet Need:

- **~20,000 patients with Cyclin E1-positive PROC**[2]
- Standard-of-care single-agent chemotherapy delivers only **4-13% ORR and 3-4 months PFS**[3] with high patient burden:
  - Due to safety and tolerability profiles, travel hours, and infusion time
- Cyclin E1-positivity is a biomarker of poor prognosis and low benefit from available treatments

Proven Market Demand for Biomarker-Directed PROC Therapy:

- Elahere achieved **$607M US sales in 2025**[4] in FRα+ PROC patients
- Strong commercial potential for targeted therapies in biomarker-selected PROC populations


PROC
Cyclin E1-Positive
~50%1
FRα+
~35%

1. Cyclin E1-positive determined by an IHC assay and Zentalis proprietary cutoff; Cyclin E1 IHC+% based on literature and the unbiased CCNE1 amp & Cyclin E1 overlapping data generated from Zentalis clinical trial samples
2. Based on 2025 Decision Resource estimates in US, EU4 (France, Germany, Italy, Spain), UK, and Japan
3. Eskander, R., et al. Front Oncol. 2023
4. Abbvie Q4 2025 Earnings

Note: Overlap between FRa high and Cyclin E1+ accounts for ~20% of all PROC, based on internal data
Abbreviations: PROC = platinum-resistant ovarian cancer; ORR = overall response rate; PFS = progression free survival

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Robust Clinical Foundation Supports Azenosertib as Potential First-in-Class WEE1 Inhibitor for Cyclin E1-Positive PROC Abbreviations: PROC = platinum-resistant ovarian cancer; TRAEs = treatment-related adverse events; 5:2 schedule = 5 days once-daily administration of azenosertib, followed by 2 days without azenosertib; ORR = overall response rate; DoR = duration of response # As reported in Zentalis April 9, 2026 press release; ^ Integrated dataset and DENALI Part 1b data @ ESMO 2026; † Most common TRAE represents all grade TRAEs ≥ 50% 6 Class-leading Clinical Experience • 1,000+ patients treated across multiple tumor types and dose levels in monotherapy and in combination with other agents • Integrated learnings from ZN-c3-001, MAMMOTH and DENALI Part 1b inform registration strategy Optimized Dose & Schedule • 400mg QD 5:2 selected based on DENALI Part 2a interim analysis • Clear response differentiation at 400mg vs. 300mg QD 5:2 • Key improvements in Part 2a vs. Part 1b: reported fewer discontinuations and improved select safety measures# Compelling Clinical Profile • ~35% ORR, ~5.5 month DOR, ~16 month OS^ in Cyclin E1- positive PROC at 400mg QD 5:2 • Most common TRAEs include nausea, diarrhea, and fatigue and are clinically manageable†, supporting oral at-home dosing with appropriate monitoring

DENALI Phase 2: Integrated Topline Readout Expected in 1H 2027

Part 2a and 2b Enrollment Complete; Part 2c Enrollment Scheduled to Complete in November 2026

Key Eligibility

- ✓ Platinum-resistant ovarian cancer
- ✓ Cyclin E1+ by proprietary IHC cutoff criteria
- ✓ Part 2a & b: 1-3 prior lines of therapy; prior MIRV if high FRα, up to 4 prior lines allowed
- ✓ Part 2c: 1-4 prior lines of therapy, including prior taxane containing regimen for PROC; prior MIRV if high FRα

DENALI PART 2 DESIGNED FOR POTENTIAL ACCELERATED APPROVAL (N=up to ~140 at selected dose)

Prescreening / Tissue Consent

PROC Pts Cyclin E1⁺

Part 2a
Dose Confirmation

400mg QD 5:2
(N=30)

1:1 Randomization

300mg QD 5:2
(N=30)

Recruitment at this dose level has been discontinued following dose selection

Dose Selected

Seamless Enrollment

Part 2b
Dose Expansion

400mg QD 5:2
(N=up to ~70)

Enrollment complete

Part 2c
PROC Taxane-experienced Population Only

400mg QD 5:2
(N=up to ~40)

Enrollment scheduled to complete Nov 2026

Endpoints

- ORR
- DOR, PFS
- Safety and Tolerability

Abbreviations: 5:2 schedule = 5 days once-daily administration of azenosertib, followed by 2 days without azenosertib; IHC= immunohistochemistry; MIRV=mirvetuximab soravtansine; PROC=platinum resistant ovarian cancer; DOR=duration of response; ORR=overall response rate; PFS=progression free survival.

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ASPENOVA PHASE 3: Confirmatory Study in Cyclin E1-Positive PROC To Support Approvals in the U.S. and Major Ex-U.S. Markets

Key Eligibility

- ✓ Platinum-resistant ovarian cancer
- ✓ Cyclin E1+ by proprietary IHC cutoff criteria
- ✓ 1-3 prior lines of therapy
- ✓ Prior MIRV if high FRα, up to 4 prior lines allowed

ASPENOVA RANDOMIZED TRIAL INTENDED FOR FULL APPROVAL (FDA Aligned, N= ~420)

Prescreening / Tissue Consent

PROC Pts Cyclin E1⁺

1:1 Randomization

Azenosertib 400mg QD 5:2 (N = ~210)

Investigator's Choice of Chemotherapy Paclitaxel, PLD, Gemcitabine, otecan (N = ~210)

Primary Endpoint

PFS

Key Secondary Endpoints

OS, ORR

Abbreviations: 5:2 schedule = 5 days once-daily administration of azenosertib, followed by 2 days without azenosertib; IHC= immunohistochemistry; MIRV=mirvetuximab soravtansine; PROC=platinum resistant ovarian cancer; PLD=pegylated liposomal doxorubicin; OS=overall survival; ORR=overall response rate; PFS=progression free survival

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Cyclin E1-Positive PROC Patients Face Poor Prognosis with No Specifically Targeted Treatment Options Abbreviations: PROC = platinum-resistant ovarian cancer9

Cyclin E1 Protein Overexpression is the Key Biomarker Identifying PROC Patients Who May Benefit from Azenosertib Monotherapy

All PROC Patients Should Be Screened by IHC Regardless of CCNE1 Gene Amplification Status

~50% of PROC patients estimated to be Cyclin E1 IHC+*, more than doubling the CCNE1 amplification population



CCNE1 Amplified
(~20% of PROC)
~15% IHC-
~85% IHC+
CCNE1 Non-Amplified
(~80% of PROC)
~60% IHC-
~40% IHC+

Multiple mechanisms drive Cyclin E1 protein overexpression[1], including:

- CCNE1 gene amplification
- Increased gene transcription
- Reduced protein degradation

IHC testing on archival tissues to identify Cyclin E1-positive patients

- Zentalis' proprietary IHC cutoff determined through results from multiple early clinical trials
- Same cutoff being validated in registration-intended trials
- CDx registration and market development under way

*Cyclin E1 IHC+ based on Zentalis proprietary IHC cutoff and Cyclin E1 IHC assay developed from multiple early clinical trials; Cyclin E1 IHC+% based on literature and the unbiased CCNE1 amp & Cyclin E1 overlapping data generated from Zentalis clinical trial samples

1. Kim, D., et al. Cyclin E1/CDK2 activation defines a key vulnerability to WEE1 kinase inhibition in gynecological cancers, npj Precis. Onc. 9, 3 (2025).

Abbreviations: IHC = immunohistochemistry; CDx = companion diagnostic

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RWD, AACR 2026

Cyclin E1-Positive Patients Experience Significantly Worse Outcomes with Current Approved Treatments

	Tempus Lens Real World Data^† (N=193)	Prior Tx Data from Patients Enrolled in Azenosertib Clinical Trials^ (N=79)
Cyclin E1 Status	**1L OC mPFS**	**1L OC mTTNT**
Cyclin E1-positive with CCNE1 amplification	13.6 months	13.2 months
Cyclin E1-positive without CCNE1 amplification	13.5 months	14.9 months
Cyclin E1-negative	18.9 months	19.5 months
P-value	*0.18*	*0.002*

- Cyclin E1-positive ovarian cancer patients show **consistently poor outcomes with 1L treatments across two independent cohorts** and worse prognosis independent of CCNE1 gene amplification status
- **Trend toward reduced clinical benefit from available PROC therapies** in Cyclin E1-positive patients^

Abbreviations: mPFS = median progression-free survival; DCR = disease control rate; mTTNT = median time to next treatment; OC = ovarian cancer; PROC = platinum-resistant ovarian cancer; Tx = treatment; 1L = first line
^Jeong et al., AACR 2026, Poster #1708; †Cyclin E1 expression status was derived from CCNE1 RNA expression level

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Standard-of-Care* Single-Agent Chemotherapy Delivers Limited Benefits to PROC Patients

Study	Study Population	Chemotherapy Arm	ORR, %	mPFS, mo	mOS, mo
JAVELIN Ovarian 200[1] (n=190)	≤3 priors, 75% PROC and 25% Platinum refractory (28% prior bev)	PLD	4	3.5	15.7
FORWARD I re-read[2] (n=61)	PROC 1–3 priors high FRα (33% prior bev)	Paclitaxel or PLD or otecan	6	3.2	12
CORAIL[3] (n=199)	PROC ≤3 priors (46% prior bev)	PLD or otecan	12	3.6	11
NINJA[4] (n=159)	PROC 77% >2 prior	Gemcitabine or PLD	13	3.8	12.1
AURELIA[5] (n=182)	PROC ≤2 priors; 25% platinum refractory (8% prior bev)	Paclitaxel or PLD or otecan	13	3.4	13.3

SOC with limited benefits and high patient burden (time toxicity from IV, hair loss, and neuropathy) highlights the urgent unmet needs in PROC

Direct cross-study comparison of results from independently conducted clinical trials is not intended on this slide. * Excludes recently approved taxane combo regimens

Abbreviations: bev, bevacizumab; FRα, folate receptor alpha; IV: intravenous administration; mo, months; ORR, objective response rate; PFS, progression-free survival; PLD, pegylated liposomal doxorubicin; PROC, platinum-resistant ovarian cancer; mPFS = median progression-free survival; mOS = median overall survival

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1. Pujade Lauraine E et al. *Lancet Oncol.* 2021;22(7):1034-1046, 2. Moore KN et al. ESMO 2019, 3. Gaillard SL et al. ESMO 2018, 4. Omatsu K ESMO 2020, 5. Pujade-Lauraine E et al. *J Clin Oncol.* 2014;32(13):1302–1308.

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Azenosertib May Address Critical Gap in Cyclin E1-Positive PROC Treatment Landscape*

No approved therapies specifically for Cyclin E1+ PROC presents opportunity for azenosertib as potentially first, oral, non-chemotherapy for ~50% of PROC patients



Untreated Stage III/IV Ovarian Cancer
First Line Therapy
First Line Maintenance
Second Line Therapy
PROC
High Unmet Need Cyclin E1+ Patients (2L+)
Population with worse outcomes[1]
No approved therapies
BRCAm/HRD
PARP Inhibitor or Bevacizumab + Olaparib
PFI>6m
Combination Chemotherapy Platinum Doublet
PFI≤6m
Global SOC 2L+ Therapy[2]
Chemo Mono ORR 4 – 13%[3]
Carboplatin + Paclitaxel
Elahere (mirvetuximab) (FRα+ ~35% of PROC) ORR 32% - 42%[4]
HRP
Bevacizumab
PFI≤6m

*If successful in clinical testing and approved by regulators

Abbreviations: PROC = platinum-resistant ovarian cancer; FRα = Folate Receptor alpha

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1Jeong et al., AACR 2026, Poster #1708; 2 Excludes recently approved taxane combo regimens in the U.S. and select ex-U.S. markets; 3 Eskander, R., et al. Overcoming the Challenges in Drug Development, Front Oncol. 2023 Oct 17; 13:1258228; 4 Clinical Trial SORAYA ORR 32%, MIRASOL ORR 42%;

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Compelling Clinical Profile Across Multiple Studies Supports Cyclin E1-Positive PROC Registration Strategy Abbreviations: PROC = platinum-resistant ovarian cancer 14

Azenosertib: A Differentiated, Potentially First-in-Class WEE1 Inhibitor

Normal Cell Cycle Regulation

- CDKs and their cyclin binding partners promote progression through the cell cycle
- Following DNA damage, WEE1 kinase inactivates Cyclin/CDK complexes at both G1-S and G2-M checkpoints to halt the cell cycle and allow for repair
- Upon DNA repair, cells progress through the cell cycle and proliferate



CDK1 Inactive
G2-M Checkpoint
P
Cyclin CDK
WEE1
G2
M
S
DNA Damage Repaired
G1
CDK2 Inactive
Cyclin E1 CDK2
WEE1
G1-S Checkpoint
Cell Proliferation

Cancer Cell and Azenosertib

- Cyclin E1 overexpression increases CDK2 activity and accelerates G1-S transition, rendering cells more dependent on the DNA repair at the G2-M checkpoint
- Inhibition of WEE1 activates CDKs, accelerates G1-S and G2-M transitions, and increases DNA damage to intolerable levels, resulting in mitotic catastrophe and cell death



CDK1 Active
WEE1
Azenosertib
G2-M Checkpoint
Cyclin CDK
G2
S
M
DNA Damage Accumulates
G1
Cyclin E1 Overexpression accelerates G1-S transition
WEE1
Azenosertib
Cyclin E1 CDK2
G1-S Checkpoint
Mitotic Catastrophe and Death

P *Phosphorylation, causing inactivation of CDK1/2*

DNA damage

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DENALI Part 1b, ESMO 2026

DENALI Part 1b Patient Characteristics: Heavily Pre-Treated PROC Population

~50% of Patients Identified with Cyclin E1 Overexpression per IHC Retrospectively

Characteristics[a] (All treated patients, N=102)	
Median age (range), years	66 (34-82)
Race, n (%)	
White	70 (69)
Black/African American	6 (6)
Asian	3 (3)
Other[b]	1 (1)
Not reported	22 (22)
ECOG PS[c], n (%)	
0	49 (48)
1	52 (51)
Prior lines of treatment	
Median (range)	3 (1-5)
1-2, n (%)	35 (34)
3-4, n (%)	57 (56)
5, n (%)	10 (10)

Characteristics[a] (All treated patients, N=102)	
Prior therapy, n (%)	
Taxane	99 (97)
Bevacizumab	93 (91)
PARPi	56 (55)
Mirvetuximab	15 (15)
CCNE1 amplification,[d]	
Evaluable, n	88
Amplified, n (%)	27 (31)
Cyclin E1 status	
Evaluable, n	94
IHC positive[e], n (%)	48 (51)

DENALI Part 1b enrolled patients with 1-5 prior lines of therapy (>65% had 3+ prior lines)

Data cutoff: May 22, 2026. [a]Full Analysis Set: all treated patients. Biomarker dataset: all treated patients with evaluable tissue and Cyclin E1 IHC status. [b]Hispanic. [c]One patient had ECOG PS 2. [d]*CCNE1* amplification defined as copy number ratio ≥3 with genomic ploidy correction as per Foundation Medicine. [e]IHC positive based on Sponsor's proprietary cutoff. ECOG PS, Eastern Cooperative Oncology Group performance status; IHC, immunohistochemistry; PARPi, poly(ADP-ribose) polymerase inhibitor.

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DENALI Part 1b, ESMO 2026

DENALI Part 1b Demonstrated Cyclin E1 as Predictive Biomarker for Response to Azenosertib

15.9 months median OS in Cyclin E1-Positive vs 7.5 months in Cyclin E1-Negative Patients

Cyclin E1 IHC positive (n=48)[a]



Best % Change from Baseline
ORR in response-evaluable patients[b]
37.2%
PD
PR
CCNE1 status:
Amplified
Non-amplified
Not evaluable

	Cyclin E1 IHC+ (n=48)
ORR, % (n/N; 95% CI)	**33.3** (16/48; 20.4-48.4)
ORR in response-evaluable[b] patients, % (n/N; 95% CI)	**37.2** (16/43; 23.0-53.3)
Median DOR, months (95% CI)	**5.5** (4.5-15.9)
Median PFS, months (95% CI)	**4.1** (2.8-6.8)[c]

Cyclin E1 IHC+ (n=48) vs IHC– (n=46)[a]



Overall Survival Probability
Cyclin E1 IHC positive
Cyclin E1 IHC negative
+ Censored
Time (months)
Subjects at Risk
Cyclin E1 IHC positive 48 35 25 15 5 1 0
Cyclin E1 IHC negative 46 26 14 9 4 0

	Cyclin E1 IHC+ (n=48)	Cyclin E1 IHC– (n=46)
Median OS, months (95% CI)	**15.9** (8.7-21.2)	**7.5** (5.8-12.3)
Events, n (%)	**31 (65)**	**34 (74)**

Cyclin E1 positivity predicted longer OS with azenosertib

Data cutoff: May 22, 2026. [a]Biomarker dataset: all treated patients with evaluable tissue and Cyclin E1 IHC status. [b]Includes patients who received at least one post-baseline scan. Horizontal lines at -30% and +20% are marked as 'PR' and 'PD', respectively, for illustrative purposes based on target lesion change. Overall response was assessed by the Investigator according to RECIST v1.1. [c]Median PFS in DENALI Part 1b confounded by early withdrawal, which is now addressed by mitigation strategies in DENALI Part 2 and ASPENOVA. CR, complete response; DOR, duration of response; IHC, immunohistochemistry; ORR, objective response rate; OS, overall survival; PD, progressive disease; PFS, progression-free survival; PR, partial response; SD, stable disease.

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Subsequent Anti-Cancer Therapies Were Similar in Cyclin E1-Positive and All Treated Patients Data cutoff: May 22, 2026. Descriptive analysis; subsequent treatment was not randomized. Percentages are of patients in each analysis group. IHC, immunohistochemistry; PLD, pegylated liposomal doxorubicin.18 ~40% of Cyclin E1-Positive Patients Did Not Receive Subsequent Therapies; ~60% Primarily Received Single Agent Chemotherapy ± bevacizumab DENALI Part 1b, ESMO 2026 All Subsequent Therapies All treated (n=102) Cyclin E1 IHC+ (n=48) Patients receiving subsequent therapies, n (%) 55 (53.9) 29 (60.4) Including but not limited to: Bevacizumab 20 (19.6) 11 (22.9) Paclitaxel 21 (20.6) 10 (20.8) Investigational therapies 15 (14.7) 9 (18.8) PLD or doxorubicin 14 (13.7) 8 (16.7) Gemcitabine 18 (17.6) 7 (14.6) Pembrolizumab 13 (12.7) 7 (14.6) Cyclophosphamide 11 (10.8) 7 (14.6) Carboplatin 8 (7.8) 5 (10.4) Mirvetuximab soravtansine 6 (5.9) 4 (8.3) First Subsequent Therapies, % of patients 25 27 8 6 8 8 6 83 22 4 2 4 46 40 0% 20% 40% 60% 80% 100% All treated patients (n=102) Cyclin E1 positive (n=48) Pe rc en ta ge s of p at ie nt s Chemotherapy Chemotherapy + Bevacizumab Investigational therapies Mirvetuximab soravtansine Immunotherapy Hormonal therapy Trastuzumab deruxtecan Did not receive subsequent therapy

DENALI Part 1b Safety and Tolerability Summary Data cutoff: May 22, 2026; safety profile was consistent with prior reporting. bOne patient had sepsis and one patient had pancyenia. ALT, alanine aminotransferase; AST, aspartate aminotransferase; TRAE, treatment-related adverse event. aIf a patient had multiple grades of the same adverse event, the worse grade was reported. 19 DENALI Part 1b, ESMO 2026 12 11 11 4 7 3 2 3 16 7 3 5 1 23 18 5 62 44 20 13 15 11 44 8 14 10 11 11 6 10 0 25 50 75 Grade ≥3 Grades 1-2 % Patients Hematological Thrombocyenia Anemia Neutropenia Gastrointestinal Nausea Diarrhea Decreased appetite Constipation Dysgeusia Abdominal pain Other Fatigue ALT increased Asthenia Dizziness Headache Hypomagnesemia AST increased Dehydration TRAEs, n (%) Leading to dose reduction 44 (43.1) Leading to dose interruption 58 (56.9) Leading to discontinuation 20 (19.6) Leading to death 2 (2.0)b Serious TRAEs 22 (21.6) Exposure to Azenosertib Median relative dose intensity, % (range) 84.6 (20.0‒101.6) TRAEs occurring in ≥10% of patientsa • Part 1b informed enhanced trial management and supportive care protocols for registration-intended DENALI Part 2 • Part 2a showed ~50% reduction in discontinuation rate and no treatment-related deaths The Majority of Treatment-Related AEs Were Low Grade

Building Azenosertib Franchise in Ovarian Cancer and Beyond 20

MUIR: Ongoing Phase 1b, Part 2 Study of Azenosertib in Combination with Bevacizumab Focused on Platinum Sensitive Ovarian Cancer

Key Eligibility

- ✓ Advanced ovarian, peritoneal, or fallopian tube cancer
- ✓ Part 1: 1-2 prior lines of therapy; platinum-resistant
- ✓ Part 2 Dose Escalation: 1L maintenance or platinum-sensitive 2L maintenance
- ✓ Part 2 Dose Expansion: Platinum-sensitive 2L maintenance; progressed while on a PARPi for 1L maintenance

Part 1
Azenosertib + Chemo Combo in PROC

Azenosertib + Paclitaxel
Data Presented ASCO 2026

Primary Endpoints

Safety and Tolerability

Key Secondary Endpoints

ORR, DOR, PFS

Completed

Part 2
Azenosertib + Bevacizumab as 1L/2L PSOC Maintenance Therapy

Dose Escalation

Assess safety and recommended dose of azenosertib + bevacizumab

Completed

Dose Expansion

Evaluate azenosertib 300mg QD 5:2 in combination with bevacizumab

Primary Endpoints

Safety and Tolerability

Key Secondary Endpoint

PFS

Enrolling

21

Abbreviations: PROC = platinum-resistant ovarian cancer; 1L = first line; 2L = second line; PARPi = poly(ADP-ribose) polymerase inhibitor; ORR = overall response rate; DOR = duration of response; PFS = progression-free survival; PSOC = platinum-sensitive ovarian cancer; PLD = pegylated liposomal doxorubicin; NCT04516447 zentalis

Preclinical TNBC, AACR 2026

Azenosertib Combinations Demonstrate Compelling Activity in Preclinical Triple-Negative Breast Cancer Models

TNBC Exhibits High Cyclin E1 Expression and Sensitivity to WEE1 Inhibition

Azenosertib + T-Dxd Deepens and Extends Responses in ADC naïve TNBC Model



no Tx
Mean TV ± SEM (mm3)
1000
750
500
250
0
0
10
20
30
40
50
60
70
80
90
Days
Vehicle
Azenosertib 60 mg/kg QD 5:2
T-DXd 3 mg/kg Q3W
Azenosertib 60 mg/kg QD 5:2 + T-DXd 3 mg/kg Q3W

Azenosertib + EV Induces Complete Responses in TOPO1i ADC-Resistant TNBC Model



% Change in Tumor Volume
EV
Azenosertib + EV
Δ TV at day 25 (%)
200
150
100
50
0
-50
-100
-30%
-100%

Percent change in tumor volume for individual mice on last day of treatment. Orange dashed line = partial response threshold (-30%); Blue dashed line = complete response threshold (-100%)

Treatment Group	PR at Day 25	CR at Day 25
EV	2/8 (25%)	0/8 (0%)
Azenosertib + EV	1/8 (12.5%)	7/8 (87.5%)

Preclinical data presented at AACR 2026 (Lee et al., Poster #3902, April 20, 2026)

Abbreviations: TNBC = triple-negative breast cancer; ADC = antibody-drug conjugate; EV = enfortumab vedotin; SG = sacituzumab govitecan; Dato-DXd = daotamab deruxtecan; T-DXd = trastuzumab deruxtecan; O1i = oisomerase 1 inhibitor; CR = complete response; PR = partial response; PFS = progression-free survival; DoR = duration of response; TGI = tumor growth inhibition; 1L = first line

22

zentalis

23 Pioneering WEE1 Inhibition to Deliver More Convenient, Targeted Cancer Care for Patients with Cyclin E1-Positive Ovarian Cancer and Beyond

Our Mission:
Delivering a More Convenient, Targeted Approach to Cancer Care



- **Focused on unmet need:** ~20,000 Cyclin E1-positive PROC patients* with poor prognosis and no specifically targeted treatment options
- **Differentiated in an evolving landscape:** the only non-chemo, non-ADC oral investigational therapy in pivotal development specifically for Cyclin E1-positive PROC
- **Compelling clinical data supports PROC program:** ~35% ORR, ~5.5 month DOR, ~16 month OS (DENALI Part 1b, ESMO 2026) supports complementary regulatory paths with DENALI and ASPENOVA
- **Franchise expansion opportunities:** MUIR combination with bevacizumab in platinum-sensitive ovarian cancer; TNBC combination study planned
- **Resourced to execute:** ~$229M cash** with runway into 1H 2028, to support full enrollment in ASPENOVA Phase 3 and combination trials in ovarian cancer and TNBC

* Based on 2025 Decision Resource estimates in US, EU4 (France, Germany, Italy, Spain), UK, and Japan
** Cash, cash equivalents and marketable securities as of 9/30/26; Shares outstanding as of September 30, 2026 = 98.3M
Abbreviations: PROC = platinum-resistant ovarian cancer; ADC = anti-body drug conjugate; OS = overall survival; TNBC = triple-negative breast cancer

24

zentalis
More choice. More possibility.

Julie Eastland Haibo Wang Chief Executive Officer jeastland@zentalis.com Chief Business Officer hwang@zentalis.com Aron Feingold VP, IR and Corporate Communications afeingold@zentalis.com